UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2008

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On January 7, 2008, we issued a press release announcing that, on December 28, 2007, we terminated the primary offering component of our public offering of up to $541,870,650 of common stock under our Registration Statement on Form S-11 (Commission File No. 333-120847).  We had previously terminated the distribution reinvestment plan component of that public offering on November 16, 2007 and commenced our current public offering of up to $60,000,005 of common stock under our Second Amended and Restated Distribution Reinvestment Plan pursuant to our Registration Statement on Form S-3 (Commission File No. 333-146965).  A copy of the press release, appearing as Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

Item 9.01               Financial Statements and Exhibits.

                (d)           Exhibits.

                                99.1         Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: January 7, 2008	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President — Corporate Development & Legal and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release.